EXHIBIT 10.32


                             JOINDER AGREEMENT


          JOINDER AGREEMENT (this "Agreement"), dated as of November 24, 2000, among PANAMERICAN BEVERAGES, INC., a corporation organized under the laws of Panama (the "Borrower"), ING BARING (U.S.) CAPITAL LLC, as Administrative Agent under the Credit Agreement (as defined below), and HUA NAN COMMERCIAL BANK LTD., NEW YORK AGENCY, as (the "New Lender"). Unless otherwise defined herein, the terms used herein and defined in the Credit Agreement referred to below shall be used herein as therein defined.

                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of November 21, 2000 (as amended, modified or supplemented from time to time, the "Credit Agreement"), pursuant to which the 2000 Lenders made Advances to the Borrower in the principal amount of U.S.$126,333,333.35; and

          WHEREAS, pursuant to Section 8.01 of the Credit Agreement, the New Lender desires to make an Advance in the principal amount of U.S. $10,000,000 and acquire the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. The New Lender hereby irrevocably commits to advance on the Joinder Date in accordance with the terms hereof and the Credit Agreement, without recourse and without representation or warranty (except as expressly provided herein), the principal amount of U.S. $10,000,000 (the "New Advance") and, upon the making of such New Advance shall assume all rights and obligations of a Lender under the Credit Agreement and the other Loan Documents in respect of the New Advance. The Lenders' pro rata shares of the aggregate principal amount of the Advances outstanding under the Credit Agreement and the Notes following the consummation of the transactions contemplated hereby are reflected on Schedule 1.

          2. (a) No later than 12:00 noon (New York time) on November 29, 2000 (the "Joinder Date"), the New Lender shall transfer to the Administrative Agent's Account in U.S. Dollars and in immediately available funds an amount equal to the New Advance, pursuant to the wire instructions provided in Schedule 2 hereto in exchange for a duly executed Note from the Borrower, substantially in the form of Exhibit A hereto, payable to the order of the New Lender. From and after the Joinder Date and the transfer by the New Lender of the amount required to be transferred pursuant to the foregoing sentence, the New Lender shall be a party to the Credit Agreement as a "Lender" and, to the extent of its New Advance, shall have the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents, in each such case as if originally named therein as a Lender, and shall be bound by the provisions thereof.

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          (b) From and after the Joinder Date, the Administrative Agent shall make all payments in respect of the New Advance (including payments of principal, interest, fees and other amounts) to the New Lender to the extent such amounts accrue after the Joinder Date. The New Lender and the Borrower hereby acknowledge and agree that the initial Interest Period applicable to the New Advance shall end on February 22, 2001.

           3.  The Administrative Agent:

          (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, the other Loan Documents, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Loan Documents, except that it has not created any adverse claim upon the New Advance and the New Advance is free and clear of any such adverse claim;

          (b) makes no representation or warranty and assumes no responsibility with respect to the solvency or financial condition of the Borrower or the performance or observance by the Borrower or of any of its respective obligations under the Credit Agreement or the other Loan Documents; and

          (c) requests that the Borrower deliver to the Administrative Agent Notes payable to the New Lender in the amount of the New Advance as of the Joinder Date.

          4.   The New Lender:

          (a) represents and warrants that it is legally authorized to enter into this Agreement;

          (b) confirms that it has received a copy of the Credit Agreement and each other Loan Document and such other documents and financial and other information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and become a party to the Credit Agreement;

          (c) agrees that it will, independently and without reliance upon the Administrative Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents;

          (d) appoints and authorizes the Administrative Agent to take such action, as agent, on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are granted or delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and

          (e) agrees that as of the Joinder Date it will be bound by the provisions of the Credit Agreement and the other Loan Documents and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender to the same extent as if originally a party thereto.

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          5.   The Borrower and the Administrative Agent hereby consent to the transfer of the New Advance pursuant hereto and to the New Lender becoming a party to the Credit Agreement as of the Joinder Date.

          6. From and after the Joinder Date, the Lending Office of the New Lender and the location for notices and other communications required or permitted to made to the New Lender under the Credit Agreement and the other Loan Documents shall be as set forth on Schedule 3 hereto, unless and until the New Lender provides written notice of any change thereof in the manner provided in the Credit Agreement.

          7. (a) This Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          (b) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

          (c) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York, United States of America.

          (d) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which when taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                  PANAMERICAN BEVERAGES, INC., as Borrower



                                  By:
                                  Name:
                                  Title:

                                  ING BARING (U.S.) CAPITAL LLC,
                                  as Administrative Agent



                                  By:
                                  Name:
                                  Title:


                                  HUA NAN COMMERCIAL BANK, LTD.,
                                  NEW YORK AGENCY, as New Lender

                                  By:
                                  Name:
                                  Title:


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                                                                  EXHIBIT A
                                                                  ---------
                                    NOTE


   U.S. $                                       Dated:  November   , 2000


          FOR VALUE RECEIVED, the undersigned, Panamerican Beverages, Inc., a Panamanian corporation (the "Borrower"), HEREBY PROMISES TO PAY to the
order of                                      (the "Lender"), on the Maturity
Date (as the term is defined in the Amended and Restated Credit Agreement hereinafter referred to) the principal sum of
                                UNITED STATES DOLLARS ($         ) or, if
less, the aggregate unpaid principal amount of all Advances (as defined in the Amended and Restated Credit Agreement) shown on the schedule attached hereto (and any continuation thereof) made by the Lender to the Borrower pursuant to the Amended and Restated Credit Agreement referred to below.

          The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Amended and Restated Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America to ING Baring (U.S.) Capital LLC, as Administrative Agent, in same day funds. Each Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Note.

          This promissory note is one of the Notes referred to in, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of November 21, 2000 (the "Amended and Restated Credit Agreement") among the Borrower, the Lender, certain other Lenders parties thereto, and ING Baring (U.S.) Capital LLC, as Administrative Agent. The Amended and Restated Credit Agreement, among other things, (i) provides for the making of advances (individually, an "Advance" and collectively, the "Advances") by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                                                                  Exhibit A
                                                                     Page 2



                               PANAMERICAN BEVERAGES, INC.



                               By:
                                   -------------------------------
                                   Title:
                                   Name: